WaveTech Group, Inc.



About the Company

- WaveTech Group, Inc., a Delaware corporation with operations in the U.S. and Europe, has developed, patented and commercialized battery-enhancing technologies.
- The Company's portfolio of patented technologies substantially improve batteries' overall performance, quality, and costs, resulting in potential benefits such as doubled battery lifespan and tripled energy output.
- The Company's current addressable segments include Telecom, Uninterruptible Power Supply (UPS), Data Centers, Utilities and Renewables, as well as Battery Manufacturing and Battery Recycling.
- **The Company believes it has little to no competition in the Lead Acid Battery Performance Enhancement Space.**
- The Company is also dedicated to reducing the environmental impact of batteries in three ways:
  - Longer battery lifespan, thus extending the gap between replacements and reducing environmental impact of batteries.
  - Applicable to existing energy storage and backup systems.
  - Recovery of end-of-life batteries up to 100% capacity, allowing a second use of the same battery.

Key Highlights

- WaveTech **has invested over 38mm USD** over a decade to develop, commercialize and protect its portfolio of Battery Enhancement Technologies.
- Technology has been **validated by In-Field Testing and Client and Commercial Use,** and is **protected by patents across 87 countries.**
- Technology is in principal Battery Chemistry Agnostic. Lithium-Ion chemistry is in early test phase.
- R&D in Germany and Bulgaria.
- Operations in USA, South Asia, Southeast Asia, Norway, and Nigeria.
- More than **30 large enterprises** are currently **testing Company's technologies**

Background


Gigawatts
Global cumulative energy storage installations [1]
350
300
250
200
150
100
50
0
2020
2022
2024
2026
2028
2030
Year

Cumulative 358 GW
By end of 2030 [1]

More than 20x
Larger than the 17 GW at the end of 2020 [1]

More than 345 GW
To be added between 2021 - 2030 [1]

Up to $ 262 bn
In required Investments [1]

UBS
"US energy storage market could grow to as much as $426 billion over the next decade."

THE WORLD BANK
"Energy storage capacity in developed countries is expected to grow forty times from 2GW to 80GW."

Bloomberg
"At the center of our green energy drive are solar and wind power, both of which are expected to contribute nearly half of the global power mix by 2050."

Wood Mackenzie POWER & RENEWABLES
"Energy storage capacity in the US is expected to grow 12 times by 2040."

The Global Energy Storage Industry is **experiencing Immense Growth** as it is a critical element of the global transition to sustainable energy in addressing Climate Change.

World's Solution to Increasing Storage Capacity

Massive increase in supply of Lithium Ion battery materials and manufacturing

In the upstream, midstream, and downstream — delivering higher energy density at lower weight vs. Lead Acid Battery — ideal for EV's

Innovation in Lithium-Ion Battery technology

To increase battery efficiency, output, performance, and new battery states



Recycling

Of batteries and materials of all chemistries

New Battery Technologies

Next step beyond Lithium-Ion and other battery chemistries

MAJOR DRIVERS IN ENERGY STORAGE

- Global expansion of renewable energy.
- Global transition towards EV automotive.
- Regulatory and market driven.
- Massive growth in the global need for energy storage is attracting capical investments into the sector.

WaveTech's Solution to Increasing Storage Capacity



\+

Enhancement to the existing globally installed capacity of Lead Acid Batteries in various energy storage segments, resulting in significant increase of performance, capacity and lifespan.

\+

First technology is geared towards Lead Acid Batteries, which is the low hanging fruit — with the potential to bring out existing and new products fast — while having the chance to become a top tier technology provider for a large market.

Thereafter, WaveTech plans for the technology to be adapted to serve other chemistries where Lithium-Ion is under progress

Shortage of Lithium to Meet Increasing Demand → **Foster Market Demand for Lead Acid Batteries**

BENEFITS TO WAVETECH SOLUTION

- Shortage of Lithium to meet increasing demand drives market demand for Lead Acid Batteries.
- Massive push for new technology causes market to turn away from already **installed** energy storage capacity.
- In entering this market, **WaveTech believes it has little to no competition** — resulting in more attractive risk/return investment opportunity compared to the hypercompetitive Lithium-Ion space.

Adressable Energy Storage Market by Segment

- Telecom
- Renewables
- Utilities
- Oil & Gas
- Battery Recycling
- Healthcare
- Uninterruptible Power Supply
- Data Center
- Battery Manufacturing
- Automotive & Motive

BENEFITS OF LEAD ACID BATTERIES

- Lead Acid Batteries are the lowest carbon footprint of leading battery energy storage technologies in use today. [2]
- Remains one of the safest battery chemistries, and one with the greatest potential for improvement. [3]
- The most recycled battery chemistry. [4]
- Raw materials used in production readily available and inexpensive compared to other chemistries. [5]
- Lead Acid Batteries are configurable and easily scalable. [6]

Technology Highlights

- Up to **2x** Battery life cycle [7]
- Up to **3x** Lifetime energy throughput [7]
- Up to **67%** **Reduced CO_2 emissions from direct battery related savings.** Up to 50% savings from battery manufacturing emissions, and up to 17% (avg.) reduction in energy consumption for battery charging. [7]
- Affects entire life cycle of the battery, from production, through use, to 2nd life. [7]
- Optimized battery charging — reducing charge time by up to 50% [7]
- Technology is in principal chemistry agnostic. The Lithium-Ion battery chemistry is in the early testing stage. [7]
- Patents across 87 countries covering all battery chemistries

Validation — Customer Pipeline & Partnerships

Currently in Discussion under MOU

Fortune Global 500 company in energy infra-structure & technologies	Company is a Fortune Global 500 leading energy management provider which is a market leader in uninterruptible power and energy storage systems. **Status:** MOU signed and multiple test programs are near completion. Currently WaveTech is co-developing a number of projects in the battery space.
One of the largest battery suppliers in South America	Company is one of the largest battery makers in South America. **Status:** MOU signed and in Testing Phase to demonstrate WaveTech's technologies effectiveness on production time and energy savings.
Complete energy-efficient solutions provider	Company is complete telecom infrastructure solutions provider across Middle East, Africa, and Southeast Asia **Status:** MOU signed, testing in final stage.
One of the largest Telecom companies in Malaysia	Company is a Malaysian Tier 1 Telecom company. **Status:** WaveTech Revenue Generating Client in Rollout Phase. WaveTech made its first commercial installation with the Company in Q3 2022.

Customer Pipeline

Scoping Customer Solution (3 - 4 Months) (TOP 6 of 11)
- One of largest African Telecom infrastructure companies
- US. Fortune 100 Energy Company
- Norwegian based company focused on infrasctructure, oil & gas, & renewable energy
- One of the largest Telecom companies in Norway
- One of the largest Telecom carriers in Indonesia
- One of global largest Telecom companies

Proof of Concept & Benchmarking (3 - 6 Months) (TOP 6 of 8)
- Global company in energy infra-structure, & technologies
- Large Indian Telecom services company
- Large Caribbean based Telecom networks
- One of the largest Banks in USA
- One of the largest battery suppliers in South America
- Power and telecom solutions provider in Africa and South East Asia

Initial Deployment (TOP 3 of 3)
- One of the largest Telecom companies in Malaysia
- U.S. based security solutions for Energy systems & data centers
- U.S. based in critical energy systems solutions

Source:
(1) BloombergNEF Article - https://about.bnef.com/blog/global-energy-storage-market-set-to-hit-one-terawatt-hour-by-2030/
(2) Argonne National Laboratory – https://greet.es.anl.gov/publication-batteries_lca
(3) Battery Council International – https://aboutbatteries.batterycouncil.org/Are-lead-batteries-safe
(4) CleanTechnica – https://cleantechnica.com/2022/07/24/recycling-lead-acid-batteries-is-easy-why-is-recycling-lithium-ion-batteries-hard/
(5) UN Environment Programme – https://www.unep.org/explore-topics/chemicals-waste/what-we-do/emerging-issues/lead-acid-batteries
(6) Fortune Business Insights – https://sg.news.yahoo.com/lead-acid-battery-energy-storage-142300011.html
(7) WaveTech internal/external testing and calculations back up technology benefits.

Disclaimer

- This presentation (the "presentation") has been jointly prepared by WaveTech Group, Inc. (the "Company" or "WaveTech") and Welsbach Technology Metals Acquisition Corp ("WTMA") is being delivered for informational and discussion purposes only. By accepting this presentation, each recipient agrees: (i) to use this presentation for information purposes only and not as the basis for any investment decision with respect to the Company and (ii) nothing in this presentation is a recommendation, promise, or representation by the Company or WTMA nor an inducement nor an offer for an investment opportunity that is made available or offered to the public and is not directed at or offered to persons located in the European Economic Area ("EEA"), UK and Switzerland. Any person resident outside the United States who wishes to view these materials must first satisfy themselves that they are not subject to any local requirements that prohibit or restrict access to this presentation or apply to invest unless authorized, eligible and lawful to do so.
- The materials are only directed at persons in Member States of the European Union who are "qualified investors" within the meaning of Article 2(e) of the Prospectus Regulation (Regulation (EU) 2017/1129 (the "Prospectus Regulation"). In other Member States of the EEA which have implemented the Prospectus Regulation in their national legislation, the materials are only addressed to and directed at persons in accordance with an applicable exemption in the Prospectus Regulation and/or in accordance with an applicable exemption under a relevant national implementation measure. In other Member States of the EEA which have not implemented the Prospectus Regulation in their national legislation the materials are only addressed to and directed at persons in accordance with an applicable exemption under national law. In the United Kingdom, the materials are only directed at persons who are "qualified investors" within the meaning of the Prospectus Regulation as forms part of domestic law of the UK by virtue of the European Union (Withdrawal) Act 2018. In addition, in the United Kingdom, the materials are being distributed only to, and are directed only at, qualified investors who are persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order") or who are high net worth entities falling within Article 49(2)(a) (d) of the Order and other persons to whom it may otherwise lawfully be communicated (all such persons together being referred to as "relevant persons"). Any investment or investment activity to which the materials relate is available only to relevant persons in the United Kingdom and qualified investors in any Member State of the EEA, and will only be engaged with such persons.
- This presentation does not purport to contain all of the information that may be required to evaluate a possible voting or investment decision with respect to the Company. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction with the Company in the current private fundraising or with respect to the proposed business combination with WTMA (the "Transaction"), and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this presentation.

Participants in the Solicitation

- The Company, WTMA, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of WTMA common stock in respect of the Transaction described herein. Information about WTMA's directors and executive officers and their ownership of WTMA common stock is set forth in WTMA's 10-K dated March 25, 2022 filed with the Securities and Exchange Commission (the "SEC"), as amended. Other information regarding the interests of the participants in the proxy solicitation are included in the proxy statement / prospectus pertaining to the Transaction. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

- In connection with the transaction described herein, WTMA has filed and will file relevant materials with the SEC, including the registration statement / proxy statement. Promptly after the proxy statement / prospectus is declared effective by the SEC, WTMA will mail the proxy statement / prospectus and a proxy card to each WTMA stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF WTMA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT WTMA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WTMA, WAVETECH AND THE TRANSACTION. The proxy statement / prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by WTMA with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to WTMA, Attention: Chris Clower, chris@welsbach.sg.

Non-Solicitation

- This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of WTMA, the combined company or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the United States' Securities Act of 1933, as amended. Potential investors should read the prospectus (where one exists) and seek professional advice before making any decision whether to invest in the securities discussed in this presentation in order to fully understand the potential risks and rewards associated with any decision to invest in the securities discussed in this presentation. Hedging Transactions involving any securities ultimately offered outside the United States in reliance on Regulation S under the Securities Act may not be conducted unless in compliance with the Securities Act.

Forward Looking Statements

- Certain statements made in this presentation are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Such "forward-looking statements" with respect to the Transaction between the Company and WTMA include statements regarding the benefits of the Transaction, the anticipated timing of the Transaction and the products and markets of the Company. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of WTMA's securities, (ii) the risk that the Transaction may not be completed by WTMA's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by WTMA, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the adoption of the Merger Agreement by the shareholders of WTMA, the satisfaction of the minimum amount in the trust account following redemptions by WTMA's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the inability to complete the PIPE investment and/or the Series B convertible note investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on the Company's business relationships, operating results, and business generally, (viii) risks that the Transaction disrupts current plans and operations of the Company and potential difficulties in Company employee retention as a result of the Transaction, (ix) the outcome of any legal proceedings that may be instituted against the Company or against WTMA related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of WTMA's securities on a national securities exchange, (xi) the price of WTMA's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which WTMA plans to operate or the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting WTMA's or the Company's business, the Company's inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) changes in general economic conditions, including as a result of the COVID-19 pandemic, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiv) the Company's ability to raise financing in the future, (xv) the Company's successful technical development and commercialization of products, (xvi) the Company's ability to scale up its manufacturing quantities of products, and (xvii) the Company's ability to protect its intellectual property rights and ability to protect itself against potential intellectual property infringement claims. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by WTMA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and WaveTech and WTMA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor WTMA gives any assurance that either the Company or WTMA, or the combined company, will achieve its expectations.

Industry and Market Data

- In this presentation, the Company relies on and refers to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings, but have not independently verified such information.

Trademarks

- This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Financial Information

- Unless otherwise specified, the financial information and data contained in this presentation is unaudited, is based on draft statutory accounts, does not conform to Regulation S-X, and is subject to PCAOB audit, with respect to yearly data, and subject to auditor review, with respect to quarterly data. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any registration statement that may be filed with the SEC with respect to the Transaction and the proxy statement/prospectus contained therein and / or may differ materially from the Company's actual results contained in any such registration statement. You should review the Company's audited financial statements, which will be included in any registration statement that may be filed with the SEC with respect to the Transaction and the proxy statement/prospectus contained therein. In addition, all of the Company's historical financial information included herein is preliminary and subject to change.

Use of Non-GAAP Financial Measures

- This presentation includes non-GAAP financial measures, including EBITDA. EBITDA is defined as net income (loss), adjusted to exclude: (i) finance costs, (ii) income tax expense, (iii) impairment losses, (iii) depreciation and amortization, and (iv) net foreign exchange gains/losses.
- The Company believes that these non-GAAP measures are useful to investors for two principal reasons: 1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and 2) these measures are used by the Company's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of the Company to its competition. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently, and therefore such measures may not be directly comparable to similarly titled measures of other companies.